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                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement         [_] Confidential, for Use of the
                                            Commission Only (as permitted by
[_] Definitive Proxy Statement              Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           COMPASS BANCSHARES, INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                           COMPASS BANCSHARES, INC.
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[X] Fee paid previously with definitive materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:


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                           COMPASS BANCSHARES, INC.
          This Proxy is Solicited on Behalf of the Board of Directors for the 1995 Annual Meeting of Stockholders

     The undersigned hereby appoints Marshall Durbin, Jr., Tranum Fitzpatrick, and John S. Stein, or any one of them, proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of the common stock of Compass Bancshares, Inc., held of record by the undersigned on March 8, 1995, at the annual meeting of stockholders to be held on April 11, 1995, or at any adjournments or postponements thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2, and will ABSTAIN with respect to Proposals 3 and
4. The undersigned hereby revokes any proxies heretofore given by the undersigned.

     You are encouraged to specify your choice by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark the boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card.

                (Continued, and to be Signed, on Reverse Side.)


                                               --------------------------
                                              |       SEE REVERSE        |
                                              |          SIDE            |
                                               --------------------------

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In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

1. Election of Directors: Nominees:

D. Paul Jones, Jr., Charles W. Daniel, George W. Hansberry, M.D.
          FOR                           AGAINST
(for all nominees listed)        (all nominees listed)
          [_]                            [_]

Instruction: To vote against any individual nominee, strike a line through the nominee's name above.

2. Proposal to approve the appointment of KPMG Peat Marwick LLP as the independent auditors of the Corporation.
          FOR                           AGAINST                    ABSTAIN
          [_]                            [_]                         [_]

Shareholder Proposals: If no direction is made, this proxy will be voted ABSTAIN on Proposals 3 and 4.

3. Brock Proposal: Amend Bylaws to require notification of shareholders within 10 days of receipt of proposal to acquire the Corporaiton.
          FOR                           AGAINST                    ABSTAIN
          [_]                            [_]                         [_]

4. Leach Proposal: Amend Bylaws to require shareholder approval of certain executive compensation arrangements.
          FOR                           AGAINST                    ABSTAIN
          [_]                            [_]                         [_]

Please sign exactly as name appears heareon. When signing as attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons. When shares are held by joint tenants, both should sign.

Please mark, sign, date and return the proxy promptly using the enclosed envelope.

Signature:_____________________________________  Date:____________________

Signature:_____________________________________  Date:____________________

Title:____________________________________________________________________